SUBSEQUENT EVENT	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
SUBSEQUENT EVENT
15.	SUBSEQUENT EVENT

On August 2, 2012, we announced that having completed a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, we have determined that we will permanently close the mill. The permanent closure of the Sartell Mill will reduce our annual coated groundwood capacity by 180,000 tons, or approximately 20%, and will eliminate approximately 35,000 tons annually of supercalendered paper capacity. The Sartell Mill currently employs approximately 265 employees.

The mill closure will result in an aggregate pre-tax charge to earnings of approximately $114 million, which is expected to occur primarily in the third quarter of 2012. This includes approximately $19 million for severance and benefit costs; approximately $81 million in non-cash charges primarily related to the impairment of property, plant and equipment; and approximately $14 million related to other costs. The severance and other shutdown costs require the outlay of cash, which is expected to occur primarily in the third quarter of 2012. Settlement negotiations regarding this loss claim with our insurance carrier are continuing and we expect resolution in the coming months.

Costs associated with shutdown activities are based on currently available information and reflect management’s best estimates; accordingly, actual cash costs and non-cash charges and their timing may differ from the projections stated above.

20.	SUBSEQUENT EVENT

On February 17, 2012, we obtained $100.0 million of commitments with respect to the syndication of a new accounts receivable securitization facility and approximately $55.0 million of commitments to provide a new and/or extended revolving facility under our existing senior secured revolving credit facility. We intend to close the accounts receivable securitization facility within sixty days of the date the commitments were obtained. The commitments under the revolving facility will become effective on the earlier of the date when the existing revolving credit facility matures or is extended. The new facilities will each have a five-year maturity, subject to a springing maturity under certain circumstances with respect to debt instruments of Verso Holdings and Verso Finance that mature prior to the maturity date of the new credit facilities. The accounts receivable facility will bear interest at an initial rate of LIBOR plus 2.00%, and the new revolving facility will bear interest at an initial rate of LIBOR plus 4.50%. From and after the date of our financial statements covering a period of at least three full months after the effective date of the Facilities, the applicable margin for such borrowings will be adjusted based on the excess availability under the A/R Facility and total net first lien leverage ratio under the revolving facility.

The terms and conditions of our existing revolving credit facility remain in full force and effect and have not been altered by these new commitments.